UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 22, 1999
                                                          --------------


                         SEQUENT COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


 Oregon                                 0-15627             93-0826369
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(State or other jurisdiction of        (Commission         (IRS Employer
 incorporation or organization)         File No.)           Identification No.)


 15450 SW Koll Parkway, Beaverton, Oregon                   97006-6063
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(Address of principal executive offices)                   (Zip Code)


                                 (503) 626-5700
                                 --------------
              (Registrant's telephone number, including area code)

                                       ---
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

     PricewaterhouseCoopers LLP ("PWC") was the Company's independent auditors for its fiscal year ended January 2, 1999. On March 22, 1999, with the approval of the Audit Committee of the Board of Directors, the Company dismissed PWC as its independent auditors. PWC's reports on the Company's financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's last two fiscal years and during the current year through March 22, 1999, there have not been any disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Company is in the process of selecting new independent auditors for its current fiscal year.

     The Company has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it concurs with the above statements. A copy of such letter, dated March 22, 1999, indicating PWC's concurrence with these statements, is filed as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

     16. Letter from PricewaterhouseCoopers LLP

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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 26, 1999

                                     SEQUENT COMPUTER SYSTEMS, INC.



                                     By: STEPHEN F. LOUGHLIN
                                         -------------------------------------
                                         Stephen F. Loughlin
                                         Vice President and Corporate Controller

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